Exhibit 99.1

NEWS RELEASE	For Immediate Release Contact: Joe Fazzino 860-263-4725 joe.fazzino@virtus.com

Virtus Investment Partners Announces Share Repurchase Program

Hartford, CT, October 14, 2010 – Virtus Investment Partners, Inc. (NASDAQ: VRTS), which operates a multi-manager asset management business, today announced that its Board of Directors has authorized a repurchase program of up to 350,000 shares of its common stock.

“This program represents the next step in our capital management strategy,” said George R. Aylward, president and chief executive officer. He noted that as part of the company’s long-term capital management strategy, which is intended to enhance operating flexibility, the company previously implemented a $100 million shelf registration, amended its credit facility to increase the credit limit and extend the facility’s maturity, and converted a portion of its 8% Convertible Preferred Shares, thus reducing annual preferred dividend payments.

“With these foundational steps complete, we can move to a next phase, and that includes addressing ways to return capital to our shareholders. A share buyback program is one way to accomplish this goal, and it has the additional benefit of maintaining shareholders’ ownership levels by generally offsetting shares issued under equity-based plans,” Aylward added.

Under the terms of the approved program, which required the consent of the Series B Convertible Preferred shareholder, the company may repurchase shares on the open market or in privately negotiated transactions. The size and timing of any repurchases will depend on price and prevailing market and business conditions, and will be subject to the restrictions related to volume, price and timing under applicable laws, including Rule 10b-18 of the Securities and Exchange Act of 1934, as amended.

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Virtus Announces Share Repurchase Program — 2

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. The company provides investment management products and services through its affiliated managers and select subadvisers, each with a distinct investment style, autonomous investment process and individual brand. Virtus Investment Partners offers access to a variety of investment styles across multiple disciplines to meet a wide array of investor needs. Additional information can be found at www.virtus.com.

FORWARD-LOOKING STATEMENTS

This press release contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts, including statements about our beliefs or expectations, are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements may be identified by such forward-looking terminology as “expect,” “estimate,” “plan,” “intend,” “believe,” “anticipate,” “may,” “should,” or similar statements or variations of such terms.

Our forward-looking statements are based on a series of expectations, assumptions and projections about our company, are not guarantees of future results or performance, and involve substantial risks and uncertainty, including assumptions and projections concerning our assets under management, cash inflows and outflows, operating cash flows, expected cost savings, and future credit facilities, for all forward periods. All of our forward-looking statements are as of the date of this release only. The company can give no assurance that such expectations or forward-looking statements will prove to be correct. Actual results may differ materially.

Our business and our forward-looking statements involve substantial known and unknown risks and uncertainties, including the following: (a) the effects of adverse market and economic developments on all aspects of our business; (b) any poor relative investment performance of our asset management strategies and any resulting outflows of assets; (c) any lack of availability of additional and/or replacement financing, as may be needed, on satisfactory terms or at all; (d) any inadequate performance of third-party relationships; (e) the withdrawal of assets from under our management; (f) our ability to attract and retain key personnel in a competitive environment; (g) the ability of independent trustees of our mutual funds and closed-end funds, and other clients, to terminate their relationships with us; (h) the possibility that our goodwill or intangible assets could become impaired, requiring a charge to earnings; (i) the strong competition we face in our business; (j) potential adverse regulatory and legal developments; (k) the difficulty of detecting misconduct by our employees, subadvisers and distribution partners; (l) changes in accounting or regulatory standards or rules; (m) the ability to satisfy the financial covenants under existing debt agreements; and (n) certain other risks and uncertainties described in our 2009 Annual Report on Form 10-K or in any of our filings with the Securities and Exchange Commission (“SEC”).

Certain other factors which may impact our continuing operations, prospects, financial results and liquidity or which may cause actual results to differ from such forward-looking statements are discussed or included in the company’s periodic reports filed with the SEC and are available on our website at www.virtus.com under “Investor Relations”. You are urged to carefully consider all such factors.

The company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If there are any future public statements or disclosures by us which modify or impact any of the forward-looking statements contained in or accompanying this release, such statements or disclosures will be deemed to modify or supersede such statements in this release.

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Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com